                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 10, 1997
                                                -----------------------------

                        Wells Real Estate Fund IX, L.P.
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Georgia
----------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


      33-83852-01                              58-2126622
------------------------      ----------------------------------------------
(Commission File Number)            (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
----------------------------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS.

     On January 10, 1997, Fund VIII and Fund IX Associates (the "Fund VIII/IX Joint Venture") acquired a two story office building containing approximately 63,417 rentable square feet on a 4.4 acre tract of land located at 15253 Bake Parkway, in the Irvine Spectrum planned business community in metropolitan Orange County, California (the "Matsushita Building").

     The Fund VIII/IX Joint Venture is a joint venture formed on June 10, 1996, between Wells Real Estate Fund VIII, L.P. ("Wells Fund VIII") and Wells Real Estate Fund IX, L.P. (the "Registrant") for the purpose of the acquisition, ownership, development, leasing, operation, sale and management of real properties. The investment objectives of Wells Fund VIII are substantially identical to those of the Registrant. All income, loss, profit, net cash flow, resale gain, resale loss and sale proceeds of the Fund VIII/IX Joint Venture are allocated and distributed between Wells Fund VIII and the Registrant based upon their respective capital contributions to the Joint Venture.

     The Fund VIII/IX Joint Venture purchased the Matsushita Building from Magellan Bake Parkway Limited Partnership (the "Seller"), an Arizona limited partnership having Magellan Bake Parkway I, L.L.C., an Arizona limited liability company, as its sole general partner. None of the Fund VIII/IX Joint Venture, Wells Fund VIII or the Registrant are affiliated with either the Seller or its general partner.

     The total consideration paid to the Seller for the Matsushita Building was $7,193,000. The Fund VIII/IX Joint Venture also incurred additional acquisition expenses in connection with the purchase of the Matsushita Building, including without limitation, engineering costs, appraisal expenses, attorneys' fees, title insurance charges, accounting fees, recording fees and other closing costs of approximately $39,860. At the closing, the Seller paid real estate commissions to unaffiliated entities totalling $215,790, and title insurance charges and transfer taxes totalling $16,520.

     The Matsushita Building was originally constructed in 1984 and was completely refurbished in 1996. Prior to closing, the Fund VIII/IX Joint Venture received an independent appraisal of the Matsushita Building from Koeppel Tener Real Estate Services, Inc., dated January 9, 1997, estimating the fair market value of the leased fee interest in the Matsushita Building subject to the terms of the Lease (described below) to be $7,200,000, as of January 1, 1997, based on market conditions existing January 7, 1997. In accordance with the terms of the Amended and Restated Custodial Agency Agreement of the Registrant dated November 30, 1995, and the Custodial Agency Agreement of Wells Fund VIII dated November 15, 1994, legal title to the Matsushita Building is being held by The Bank of New York (as successor-in-interest to NationsBank of Georgia, N.A.), as agent for the Fund VIII/IX Joint Venture.

     The entire Matsushita Building is currently under a net lease dated April 29, 1996 (the "Lease") to Matsushita Avionics Systems Corporation, a Delaware corporation ("Matsushita Avionics"), which Lease was assigned to the Fund VIII/IX Joint Venture at the closing. The Lease currently expires in September 2003, and Matsushita Avionics has the option to extend the Lease for two additional five-year periods.

     The Lease provides that Matsushita Avionics' rental payment obligations do not commence until the ninth month of the lease term which commenced when Matsushita Avionics took possession in September 1996. Commencing in May 1997, the ninth month of the lease term, the monthly base rental payable by Matsushita Avionics under the Lease will be $45,879.47 through the 12th month of the lease term. The monthly base rental payable under the Lease for the 13th month of the lease term through the 30th month of the lease term is $57,709.47; the monthly base rental payable for the 31st month of the lease term through the 60th month of the lease term is $59,611.98; and the monthly base rental payable for the 61st month of the lease term through the 84th month of the lease term is $61,831.58. The base rental payable during the option periods, if Matsushita Avionics exercises its option to extend the Lease, is 95% of the then-market rental rate for office space in other comparable buildings located in the Irvine area of southern California. Under the Lease, Matsushita Avionics is responsible for all utilities, taxes, insurance and other operating expenses with respect to the Matsushita Building during the term of the Lease, and the Fund VIII/IX Joint Venture, as landlord, is responsible for maintenance and repair of the exterior structure of the Matsushita Building, including the floor slabs, foundation, roof structure, roof membrane, curtain walls and exterior glass and mullions.

     The obligations of Matsushita Avionics under the Lease have been guaranteed by Matsushita Electronic Corporation of America, a Delaware corporation (the "Guarantor"). Matsushita Avionics is a wholly owned subsidiary of the Guarantor. The Guarantor reported total sales for its fiscal year ended March 31, 1995 in excess of $7 billion and net worth of approximately $937 million.

     The funds used by the Fund VIII/IX Joint Venture to acquire the Matsushita Building were derived entirely from capital contributions made to the Fund VIII/IX Joint Venture by the Registrant and Wells Fund VIII. Each of the Registrant and Wells Fund VIII made capital contributions of approximately $3,616,430 to fund the purchase of the Matsushita Building, for total capital contributions to the Fund VIII/IX Joint Venture with respect to the Matsushita Building of approximately $7,232,860.

     In addition to owning the Matsushita Building, the Fund VIII/IX Joint Venture also owns (i) a four story office building under development located in Madison, Wisconsin (the "Madison Project"), which Westel-Milwaukee Company, Inc. d/b/a Cellular One has agreed to lease upon completion (anticipated to occur on or before June 15, 1997), and (ii) a single story office building located in Farmers Branch, Dallas County, Texas, which is leased to TCI Central, Inc. Through January 15, 1996, the Registrant had contributed a total of approximately $8,357,083 and Wells Fund VIII had contributed a total of $8,333,722 to the Fund VIII/IX Joint Venture with respect to these three properties. Accordingly, the Registrant currently holds an approximately 50% equity interest in the Fund VIII/IX Joint Venture, and Wells Fund VIII currently holds an approximately 50% equity interest in the Fund VIII/IX Joint Venture.
It is anticipated that an additional approximate $4,916,155 will be required to be expended to complete the Madison Project, which funds are anticipated to be contributed to the Fund VIII/IX Joint Venture by the Registrant and Wells Fund VIII in equal shares. Accordingly, upon completion of the Madison Project, it is anticipated that the Registrant will own an approximate 50% equity interest in the Fund VIII/IX Joint Venture and Wells Fund VIII will own an approximate 50% equity interest in the Fund VIII/IX Joint Venture.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Audited Financial Statements.  The following audited financial
         ----------------------------
statements of the real estate property acquired are submitted as exhibits to this Current Report and are incorporated herein by reference:

                                                                                   Page
                                                                                   ----
         Independent Auditor's Report                                                I-1

         Statement of Excess Revenues Over Operating Expenses For the Year           I-2
          Ended December 31, 1996

         Notes to Statement of Excess Revenues Over Operating Expenses For the       I-3
          Year Ended December 31, 1996

     (b) Pro Forma Financial Information.  The following unaudited pro forma
         -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted as exhibits to this Current Report and are incorporated herein by reference:

                                                                                     Page
                                                                                     ----
         Unaudited Pro Forma Combined Balance Sheet of Wells Real Estate Fund IX,     I-4
          L.P. as of December 31, 1996

         Unaudited Pro Forma Combined Income Statement of Wells Real Estate Fund      I-5
          IX, L.P. for the Year Ended December 31, 1996

         Notes to the Pro Forma Combined Balance Sheet and the Pro Forma Combined     I-6
          Income Statement of Wells Real Estate Fund IX, L.P.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WELLS REAL ESTATE FUND IX, L.P.
                                  Registrant


                                  By:  /s/ Leo F. Wells, III
                                     -------------------------------------------
                                           Leo F. Wells, III, as General Partner
                                           and as President and sole Director of
                                           Wells Capital, Inc., the General
                                           Partner of Wells Partners, L.P.,
                                           General Partner

Date:  January 23, 1997

                                 EXHIBIT INDEX


     The following exhibits are attached to this Current Report and thereby made a part thereof:

                                                                         Sequential
Description of Document                                                   Page No.
-----------------------                                                  ----------
Independent Auditor's Report                                                  I-1

Statement of Excess Revenues Over Operating Expenses for the Year Ended       I-2
December 31, 1996

Notes to Statement of Excess Revenues Over Operating Expenses for the Year    I-3
Ended December 31, 1996

Unaudited Pro Forma Combined Balance Sheet of Wells Real Estate Fund IX,      I-4
L.P. as of December 31, 1996

Unaudited Pro Forma Combined Income Statement of Wells Real Estate Fund       I-5
IX, L.P. For the Year Ended December 31, 1996

Notes to the Pro Forma Combined Balance Sheet and the Pro Forma Combined      I-6
Income Statement of Wells Real Estate Fund IX, L.P.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Wells Real Estate Fund VIII, L.P.
and Wells Real Estate Fund IX, L.P.:


We have audited the accompanying statement of excess revenues over operating expenses for the BAKE PARKWAY BUILDING for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess revenues over operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess revenues over operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Bake Parkway Building after acquisition by Wells Real Estate Fund VIII, L.P. and Wells Real Estate Fund IX, L.P. The accompanying statement of excess revenues over operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Bake Parkway Building's revenues and expenses.

In our opinion, the statement of excess revenues over operating expenses presents fairly, in all material respects, the excess of revenues over operating expenses (exclusive of expenses described in Note 2) of the Bake Parkway Building for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Atlanta, Georgia
January 23, 1997

                             BAKE PARKWAY BUILDING


                          STATEMENT OF EXCESS REVENUES

                            OVER OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996





RENTAL REVENUES                                          $187,274

OPERATING EXPENSES, net of reimbursements                  71,492
                                                         --------
EXCESS OF REVENUES OVER OPERATING EXPENSES               $115,782
                                                         ========




         The accompanying notes are an integral part of this statement.

                             BAKE PARKWAY BUILDING



                     NOTES TO STATEMENT OF EXCESS REVENUES


                            OVER OPERATING EXPENSES


                      FOR THE YEAR ENDED DECEMBER 31, 1996

 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

    On January 10, 1997, Wells Real Estate Fund VIII, L.P. ("Fund VIII") and Wells Real Estate Fund IX, L.P. ("Fund IX"), through Fund VIII and Fund IX Associates, a Georgia joint venture, acquired the Bake Parkway Building, a 63,417 square foot office building located in Irvine, California, for a cash purchase price of $7,193,000. The building is 100% occupied by one tenant with a lease term of 7 years commencing September 13, 1996. The lease is a triple net lease, whereby the terms require that the tenant pay certain operating expenses relating to the building after the lease commencement date.

    RENTAL REVENUES

    Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2. BASIS OF ACCOUNTING

    The accompanying statement of excess revenues over specific operating expenses are presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the Bake Parkway Building after acquisition by Fund VIII and Fund IX, such as depreciation.

3. RENTAL INCOME

   The future minimum rental income due the Bake Parkway Building under the noncancelable operating lease at December 31, 1996 is as follows:

            Year ending December 31:
                1997                       $  414,352
                1998                          692,508
                1999                          711,538
                2000                          715,344
                2001                          724,224
               Thereafter                   1,236,640
                                           ----------
                                           $4,494,606
                                           ==========

   One significant tenant contributed 100% of revenues for the year ended December 31, 1996 and will contribute 100% of future minimum rental income.

                        Wells Real Estate Fund IX, L.P.
                            (A Limited Partnership)

                              Unaudited Pro Forma
                             Combined Balance Sheet
                               December 31, 1996

                                                                               Pro Forma
                                            Wells Real Estate   Pro Forma      Combined
Assets                                        Fund IX, L.P.    Adjustments   Balance Sheet
------                                      -----------------  ------------  -------------
Land                                              $   607,930  $         0     $   607,930
Construction in progress                              482,959            0         482,959
                                                  -----------  -----------     -----------
 Total nonoperating real estate assets              1,090,889            0       1,090,889
Investment in joint venture                         4,929,728    3,612,835       8,542,563
Cash and cash equivalents                          23,557,985   (3,546,500)     20,011,485
Due from affiliate                                     46,197            0          46,197
Deferred project costs                                996,023     (152,304)        843,719
Organizational costs                                   25,000            0          25,000
Prepaid expenses and other assets                     103,000            0         103,000
                                                  -----------  -----------     -----------
Total Assets                                      $30,748,822  $   (85,969)    $30,662,853
                                                  ===========  ===========     ===========

Liabilities
-----------

Accounts payable and accrued expenses             $   393,001  $         0     $   393,001
Due to affiliate                                      257,941            0         257,941
Partnership distribution payable                      178,771            0         178,771
Sales commissions payable                             166,701            0         166,701
                                                  -----------  -----------     -----------
 Total Liabilities                                    996,414            0         996,414

Partners' Capital
-----------------

General Partners                                          206         (206)              0
Limited Partners
 Class A                                           24,911,231       57,891      24,969,122
 Class B                                            4,840,871     (143,654)      4,697,217
 Original limited partner                                 100            0             100
                                                  -----------  -----------     -----------
Total partners' capital                            29,752,408      (85,969)     29,666,439
                                                  -----------  -----------     -----------
 Total liabilities and partners' capital          $30,748,822  $   (85,969)    $30,662,853
                                                  ===========  ===========     ===========


                        Wells Real Estate Fund IX, L.P.
                            (A Limited Partnership)

                              Unaudited Pro Forma
                           Combined Income Statement
                      For the Year Ended December 31, 1996

                                                                                  Pro Forma
                                            Wells Real Estate    Pro Forma        Combined
Revenues                                      Fund IX, L.P.     Adjustments   Income Statement
--------                                    ------------------  ------------  -----------------
Equity in income (loss) of joint venture             $ 23,007     $ (85,969)         $ (62,962)
Interest income                                       383,884             0            383,884
                                                     --------     ---------          ---------
                                                      406,891       (85,969)           320,922

Expenses
--------

Partnership administration                             90,469             0             90,469
Legal and accounting                                    7,008             0              7,008
Amortization of organization costs                      6,250             0              6,250
Computer costs                                          4,408             0              4,408
                                                     --------     ---------          ---------
                                                      108,135             0            108,135

Net Income                                           $298,756     $ (85,969)         $ 212,787
----------                                           ========     =========          =========

Net loss allocated to general partners               $   (294)    $    (206)         $    (500)

Net income allocated to Class A
 limited partners                                    $330,270     $  57,891          $ 388,161

Net loss allocated to Class B
 limited partners                                    $(31,220)    $(143,654)         $(174,874)

Net income per weighted average
 Class A limited partner unit                        $   0.11     $    0.02          $    0.13

Net loss per weighted average
 Class B limited partner unit                        $  (0.05)    $   (0.25)         $   (0.30)

Cash distribution per weighted average
 Class A limited partner unit                        $   0.11     $    0.00          $    0.11


                        WELLS REAL ESTATE FUND IX, L.P.



              Notes to Unaudited Pro Forma Combined Balance Sheet

The following notes describe the pro forma adjustments necessary to reflect the Unaudited Pro Forma Combined Balance Sheet as of December 31, 1996.

In the opinion of the management of Wells Real Estate Fund IX, L.P., the Pro Forma Combined Balance Sheet includes all adjustments necessary for a fair presentation of the financial position as of December 31, 1996.

The following provides information regarding pro forma adjustments reflected in the Unaudited Pro Forma Balance Sheet:

(1)  Reflects cash used for the purchase of the Bake Parkway Building;

(2)  Reflects contribution to the Fund VIII - Fund IX Joint Venture.



             Notes to Unaudited Pro Forma Combined Income Statement

The following notes describe the pro forma adjustments necessary to reflect the Unaudited Pro Forma Combined Income Statement for year ended December 31, 1996.

In the opinion of the management of Wells Real Estate Fund IX, L.P., the Unaudited Pro Forma Combined Income Statement includes all adjustments necessary for a fair presentation of the results of operations for the year ended December 31, 1996.

The Unaudited Pro Forma Combined Income Statement for the year ended December 31, 1996, includes the results of operations for Wells Real Estate Fund IX, L.P., and the estimated equity in income provided by the Bake Parkway Building. In the opinion of management, this estimate is a fair presentation of the results of operations for the year ended December 31, 1996.

The following provides information regarding pro forma adjustments reflected in the Unaudited Pro Forma Combined Income Statement.

(1) Reflects Wells Real Estate Fund IX, L.P.'s 50% equity in income of the Bake Parkway Building.